UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________

FORM 8-K
___________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):   January 26, 2010

Mass Hysteria Entertainment Company, Inc.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Nevada	333-146517	20-3107499
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

5555 Melrose Avenue, Swanson Building
Suite 400
Hollywood, CA 90038
 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(323) 956-4870
 (ISSUER TELEPHONE NUMBER)

121 Interpark Blvd., Suite 1204
San Antonio, Texas 78216
 (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On January 26, 2010, we entered into a consulting agreement with Sam Teplitsky (the “Consulting Agreement”) as a member of the Company’s Advisory Committee.  Mr. Teplitsky will play a significant role in the creation of the Company’s interactive experience.  Mr. Teplitsky will receive 50,000 shares of common stock as compensation.

ITEM 3.02 UNREGISTERED SALE OF EQUITY SECURITIES.

In connection with the Consulting Agreement, the Company issued 50,000 shares of common stock to Sam Teplitsky as compensation for services under the Consulting Agreement.

These shares were issued in reliance on the exemption under Section 4(2) of the Securities Act of 1933, as amended (the ‘Act’).

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits:

99.1        Press Release

SIGNATURES

Mass Hysteria Entertainment, Inc.

By:	Daniel Grodnik
Daniel Grodnik Mass Hysteria Entertainment, Inc. President

Dated: February 1, 2010